Summary of Significant Accounting Policies - Schedule of Foreign Exchange Rates Used for Translation (Details) - Yangshuo County Xing Yuan Lead-Zinc Mine Co., Ltd. [Member]	Sep. 30, 2017	Dec. 31, 2016	Dec. 31, 2015
Foreign currency average exchange rate	1.0000	1.0000	1.0000
Foreign currecny exchange rates	1.0000	1.0000	1.0000
RMB [Member]
Foreign currency average exchange rate	6.5785	6.6400	6.2827
Foreign currecny exchange rates	6.6685	6.9430	6.4778